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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                   000-50329                   98-0370398
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
       of Incorporation)              Number)             Identification Number)

             330 Madison Avenue, 9th Floor, New York, New York 10017
               (Address of principal executive offices) (zip code)

                                 (866) 401-5969
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      On February 22, 2006, Meir Zucker resigned as President and Chief Executive Officer of TraceGuard Technologies, Inc., effective immediately. Mr. Zucker cited personal reasons for his resignation. TraceGuard board of directors is hereby formally extending its appreciation to Mr. Zucker for his efforts on behalf of the Company and wishes him success in the future.

      At a meeting of the Board of Directors of TraceGuard Technologies, Inc., held on February 23, 2006, Dr. Ehud Ganani, the current Chairman of the Board of Directors, was appointed as the Chief Executive Officer and President of the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRACEGUARD TECHNOLOGIES, INC.


Dated: February 23, 2006                By:  /s/ David Ben-Yair
                                             -----------------------------------
                                             Name:  David Ben-Yair
                                             Title: Chief Financial Officer


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